SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d0 OF THE SECURITIES AND EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 06-22-04



                        THE HERITAGE ORGANIZATION, INC.
             (Exact name of registrant as specified in its charter)


             Colorado               0-21951          84-1356383
             --------               -------          ----------
    (State or other jurisdiction   (Commission       (IRS Employer
          of Incorporation)         File No.)         Identification No.)


                    P.O. Box 910, Addison, Texas 75001-0910
                    ---------------------------------------
                    (Address of Principal Executive Offices)

                 Registrant's telephone number:  (972) 661-3113

Item 4. Change in Registrant's Certifying Accountant

(a) Previous independent accountants

On June 22, 2004, Comiskey & Company, Professional Corporation ("Comiskey"), the principal independent accountant of The Heritage Organization, Inc. ("Heritage" or the "Company"), resigned in order to comply with the requirements of Section 203 of the Sarbanes Oxley Act of 2002 with regard to audit partner rotation.

During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Comiskey, there were no disagreements with Comiskey that were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused Comiskey to make reference to the subject matter of the disagreements in connection with its reports. Comiskey, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Company has requested that Comiskey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 28, 2004, is filed as
Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

On July 23, 2004, the board of directors of the Company approved and authorized the engagement of AJ. Robbins, PC ("AJ Robbins"), of 216 16th Street #600, Denver, Colorado, 80202, as the principal independent accountant for the Company.

During the most recent fiscal year the Company has not consulted with AJ Robbins regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c) The following documents are filed herewith as exhibits:

    Exhibit 16.1 Letter from Comiskey & Company, P.C. dated July 28, 2004.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE HERITAGE ORGANIZATION, INC.

Date: August 3, 2004


By: /s/ Vickie Walker
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Vickie Walker
Secretary
Chief Executive Officer
Chief Financial Officer